UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                January 29, 2004

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

          0-20852                                  16-1387013
          -------                                  ----------
 (Commission File Number)             (I.R.S. Employer Identification No.)
 ------------------------             ------------------------------------

                 2000 Technology Parkway, Newark, New York 14513
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
                                  -------------
              (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financials and Exhibits.

          (a)  Financial Statements of Business Acquired.

               Not applicable.

          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibits.

               99.1     Press Release dated  January 29, 2004



Item 9. Regulation FD Disclosure.

The Company announced that it has received an order valued at over $1 million for its BA-5390 and UBI-2590 military batteries from one of its U.S. battery distributors. Battery deliveries will begin immediately and will be completed by March 2004.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ULTRALIFE BATTERIES, INC.

Dated:  January 29, 2004              By:      /s/Peter F. Comerford
                                               ---------------------
                                               Peter F. Comerford
                                               Vice President - Administration &
                                               General Counsel

                                INDEX TO EXHIBITS

(99)     Additional Exhibits

         99.1     Press Release dated January 29, 2004